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                                                                     EXHIBIT 4.1

NUMBER                            [PREDIX LOGO]                    SHARES

PPH                              PHARMACEUTICALS

COMMON STOCK      PREDIX PHARMACEUTICALS HOLDINGS, INC.       CUSIP 74038M 30 0
$.01 PAR VALUE  INCORPORATED UNDER THE LAWS OF THE STATE       SEE REVERSE FOR
                                OF DELAWARE                  CERTAIN DEFINITIONS

      THIS CERTIFIES THAT

      is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF

PREDIX PHARMACEUTICALS HOLDINGS, INC., transferable only upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and Bylaws of the Corporation as from time to time amended.

      This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      IN WITNESS WHEREOF, Predix Pharmaceuticals Holdings, Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

COUNTERSIGNED AND REGISTERED:

      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

      Dated:

/s/ Michael G. Kauffman           [SEAL]                      /s/ Kim C. Drapkin
-----------------------                                       ------------------
PRESIDENT AND CEO                                              TREASURER AND CFO

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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-_____ Custodian_____
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN -  as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act__________________________
          in common                                            (State)

     Additional abbreviations may also be used though not in the above list.

For value received________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated,_________________________

                                ________________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

        SIGNATURE(S) GUARANTEED:________________________________________________
                                THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

      Pursuant to Section 151 of the Delaware General Corporation law, Predix Pharmaceuticals Holdings, Inc. (the "Company") will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.